Reverse Asset Acquisition	12 Months Ended
Dec. 31, 2023
Reverse Asset Acquisition [Abstract]
Reverse Asset Acquisition

Note 4 — Reverse Asset Acquisition

Effective July 17, 2023, the Company entered into the Share Exchange Agreement by and among the Company, Proton Green, and the Proton Green Members. Pursuant to the Share Exchange Agreement, the Company agreed to exchange the outstanding membership interests of Proton Green held by the Proton Green Members for shares of common stock of the Company. At the Closing Date, the Company issued 68,000,000 new shares of common stock to the Proton Green Members, representing approximately 94.4% of the issued and outstanding shares of common stock of the Company following such issuance. In connection with the closing of the transaction, Proton Green became a wholly owned subsidiary of CYRB.

The acquisition of assets was accounted for as a reverse asset acquisition in accordance with GAAP. Under this method of accounting, CYRB has been treated as “acquired” for financial reporting purposes. Proton Green has been determined to be the “accounting acquirer” because Proton Green maintains control of the Board of Directors and management of the combined company and the operations of Proton Green constitute the only ongoing operations of the combined company. Under this method of accounting, the ongoing financial statements reflect the consolidated net assets of Proton Green and CYRB at historical cost, with no goodwill or other intangible assets recognized, and the Consolidated Statements of Operations reflect the historical activity of Proton Green.

Under the terms of the merger, the Company issued 68,000,000 shares of common stock to the members of Proton Green, LLC in exchange for all membership interests, with consideration of $629,746, including estimated transaction costs incurred by Proton Green, LLC.